Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
13.	Income Taxes

The Company files a consolidated federal income tax return. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Deferred tax assets are recognized to the extent that the realization of the related tax benefit through future taxable profits is probable. The Company provided a full valuation allowance on the net deferred tax asset, consisting of net operating loss carry forwards, because management has determined that it is more likely than not that we will not earn income sufficient to realize the deferred tax assets during the carry forward period.

The Company applies recognition thresholds and measurement attributes for the financial statement recognition and of a tax position taken or expected to be taken in a tax return as it relates to accounting for uncertainty in income taxes. In addition, it is the Company’s policy to recognize interest accrued and penalties, if any, related to unrecognized benefits as income tax expense in its consolidated statement of operations.

20. Income Taxes

The following table shows the reconciliation between income tax expense reported in our consolidated statement of earnings and comprehensive income and the income tax expense that would have resulted from applying the United States federal income tax rate of 35% to pre-tax income. Though the Company was incorporated in British Columbia, all of the Company’s subsidiaries are incorporated in the United States. Therefore, the Company reconciles the income before income taxes for U.S. tax purposes.

	2014	2013
Net income before income tax	$20,728	$6,851
US federal income tax rate	35%	35%

Expected U.S. Federal income tax (recovery)	7,254	2,398
Permanent differences / discrete items	312	92
State income tax (net of federal benefit)	314	115
Valuation Allowance	(2,438)	(620)
Non-controlling interests	(4,572)	(1,917)
Others	(390)	109

Total tax expense	$480	$177

The table below sets forth the tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities that are reported in our consolidated balance sheets:

	2014	2013
Deferred tax assets:
Goodwill	$17,993	$20,844
Intangibles	1,214	1,459
U.S. non-capital losses	14,063	12,398
Interest carry-forward	1,391	1,391
Non-capital losses	9,539	10,735
Allowance for bad debts	408	406
Reduction of carrying amount of deferred tax assets	(44,608)	(47,233)

Net deferred tax assets	$—	$—

Deferred tax assets are recognized to the extent that the realization of the related tax benefit through future taxable profits is probable. The Company did not recognize deferred tax assets of $44.6 million.

The Company has Canadian non-capital losses of approximately $38.2 million which will begin to expire in 2028 and U.S. net operating losses of approximately $40.2 million which will begin to expire in 2030. On September 30, 2010 the Company issued 18,778,446 common shares to entities controlled by the Company’s Chairman resulting in a change of ownership greater than 50%. As a result, the U.S. net operating losses are limited by the Internal Revenue Code. In addition, the Company has approximately $4.0 million in interest carry-forwards that have no expiration date.